SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 29, 2003

                          TURBOSONIC TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                    0-21832                      13-1949528
(State of incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

                               550 Parkside Drive
                              Suite A-14, Waterloo
                             Ontario, Canada N2L 5V4
                    (Address of principal executive offices)

                  Registrant's telephone number: (519) 885-5513

Item 12. Results of Operations and Financial Condition.

On September 29, 2003, TurboSonic Technologies, Inc (the "Company") issued a press release announcing its financial results for the year ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TURBOSONIC TECHNOLOGIES, INC.


Date: September 30, 2003                   By: /s/ Edward F. Spink
                                               -------------------------------
                                               Edward F. Spink
                                               Chief Executive Officer